Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent events.
Subsequent events

8. Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on August 1, 2023, of $0.19 per common share for the quarter ended June 30, 2023. The cash dividend of approximately $7.9 million will be paid on September 15, 2023, to all shareholders of record on August 31, 2023.